Exhibit 99.1
Investor Presentation May 2008

Forward Looking Statements The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer’s filings with the Securities and Exchange Commission.

MERCER

Company Overview

- Mercer is the largest publicly traded NBSK[1] market pulp producer in the world
  - Operates three pulp mills with 1.43 million ADMT[2] of capacity

Rosenthal
(Germany)



325,000 ADMT

Stendal [3]
(Germany)



620,000 ADMT

Celgar
(BC, Canada)



480,000 ADMT

---

[1] NBSK = northern bleached softwood kraft.
[2] ADMT = air dried metric tonnes.
[3] Stendal is a 70% owned facility

3

Our Strategy Focus on NBSK market pulp Premium grade kraft pulp that generally obtains the highest price Operate modern, world-class NBSK pulp production facilities Target profitability in all market conditions Limit ongoing capital requirements Improve efficiency and reduce production costs Focus on continuous improvement Focus on energy production Grow assets and earnings Organically and through acquisitions

NBSK Market Pulp Capacity By Producer By capacity, Mercer is the largest publicly traded NBSK market pulp producer in the world Sodra Cell Mercer CapacityCanfor Pulp Trust Pope and Talbot Ilim Pulp Total Weyerhaeuser (1) by Tembec Producers New Domtar (1) Stora Enso West Fraser Metsa-Botnia SFK Pulp 0250 500 750 1,000 1,250 1,500 000’s Tonnes of NBSK Market Pulp Capacity (1) Adjusted for the merger of Weyerhaeuser’s fine paper business with Domtar, excluding idled mills in Prince Albert, SK and Lebel-sur-Quevillon, Que.5 Source: Public filings of individual companies

MERCER

World Class Assets

Mercer versus other top 20 NBSK producers as of Q4 2007 (includes integrated capacity)

- Large, modern facilities – low capital requirements, high runability
- State-of-the-art environmental compliance
- Energy – net producers


Weighted average PM capacity, 1 000 mt/a
4Q07
STRONG
WEAK
Mill Capacity, 1,000 mt/a
Technical Age, Years
750
600
450
300
150
0
30
25
20
15
10
5
0
Potlatch
Weyerhaeuser
Botnia
Mercer
Terrace Bay
Ilim
Canfor
Södra
UPM
SCA
SFK
Heinzel
P&T
Stora Enso
Domtar
West Fraser
Billerud
Boise
Cataly st
Mondi
Weighted Average Technical Age 19 years
Weighted Average Capacity 380,000 t/a

Note: Bubble sizes represent market and integrated pulp productions.

Source: Jaakko Pöyry

6

Pulp Price History Quarterly Average RISI Price Delivered to N. Europe USDCADEURO 1200 1100 Tonne 1000 Per 900 Price 800 CAD NBSK 700 USD 600 500 EURO 400 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2000 2001 20022003 20042005 20062007 Source: RISI tables

MERCER

Softwood Kraft Market Pulp

- There are three categories of softwood kraft market pulp, as defined by end-use requirements

Pulp Category	End Uses
Premium	Lightweight publication papers, premium tissue
Standard	Heavier weight publication papers, value tissues, lighter uncoated woodfree papers
Coarse (Includes SBSK)	Uncoated woodfree papers, packaging products

Premium and Standard grades of softwood pulp that offer reinforcement qualities are moving into a structural supply / demand dynamic that favours the producer

Source: Jaakko Pöyry

8

MERCER

Demand Changes for Premium Pulp


Growing demand – tissue and printing and writing papers
TAD tissue capacity requires more Premium pulp in furnish
Lower basis weights = more Premium pulp usage
Higher production speeds = more Premium pulp usage
New tissue technology = more Southern pulp usage
New papermaking technology reduces Premium pulp usage
New coating concepts reduce strength requirements in base sheet

- NBSK pulp adds strength to a wide range of paper products
- Technological evolution of industry, i.e. faster paper machines, increases minimum NBSK requirements in many cases
- Papers moving toward lighter weights, more coatings and fillers, and increased recycled content, making the NBSK content increasingly important

Increased Premium pulp demand in key segments will more than offset the reduced Premium pulp usage in some furnishes

9

MERCER

NBSK End Uses (2003 versus 2006)


2003
Specialties
17%
Printing and Writing Paper
27%
Tissues
18%
15%
23%
Uncoated Mechanical (Newspaper Inserts)
Coated Mechanical (Magazines)

Source: Jaakko Pöyry


2006
Specialties
19%
17%
Printing & Writing Papers
Tissues
21%
26%
Coated Mechanical (magazines)
17%
Uncoated Mechanical (catalogs & inserts)

Substitution Discussion:

- Substitution has been occurring as less demanding end uses have shifted away from NBSK, this trend has been occurring for well over a decade
- For certain end uses, paper makers have reduced the percentage of NBSK used but when one factors in the growth of the end use segment, NBSK consumption has grown on a net tonnes basis.

10

MERCER

NBSK Capacity Reductions

- Recently announced closures and expected shutdowns will reduce supply
  - Approximately 1.2 million mt of NBSK market pulp capacity already shut down with another 1 million mt expected to close in the next year
  - Represents approximately 15% of total global NBSK market pulp capacity *

World NBSK Pulp Closures

Company	Location	Date	Size (000's mt)	Market Pulp (000's mt)
NBSK Pulp Mill Closures				
Stora Enso	Norrsundet, Sweden [1]	Q2 2009	300	300
Pope & Talbot	Nanaimo, Mackenzie, Halsey [2]	Q2 2008	600	600
Stora Enso	Kemijarvi, Finland	Q2 2008	250	120
Weyerhaeuser	USA	Q1 2008	60	60
West Fraser	Hinton, AB	Q4 2006	70	70
Tembec	Smooth Rock Falls, ON	Q3 2006	200	200
Cascades	Jonquiere, PQ	Q3 2006	82	0
Bowater	Thunder Bay, ON	Q2 2006	100	100
Korsnas	Gavle, Sweden	Q2 2006	70	70
Weyerhaeuser	Prince Albert, SK	Q2 2006	260	130
Western Forest Products	Squamish, BC	Q1 2006	275	275
Domtar	Lebel-sur-Quevillon	Q4 2005	300	300
			2567	2225
Total NBSK Capacity Closures			***2567***	
Total Market Pulp Closures (approx.)				***2225***

Source: NLK Pulp Monitor, company filings

[1] *Tentative plan to close in the future*

[2] *Mills are for sale and it is not expected that P&T will find a buyer for Harmac*

* Total global NBSK market pulp capacity = 14, 475, 000 tonnes (*Source: Pulp and Paper Products Council*)

11

MERCER

NBSK Capacity Expansions

- Recently announced expansions have not offset capacity reductions

World NBSK Pulp Expansions				
Company	**Location**	**Date**	**Size (000's mt)**	**Market Pulp (000's)**
NBSK Pulp Mill Expansions				
Mercer - Stendal	Germany	Q4 2007	20	20
Metsa-Rauma	Finland	Q2 2007	45	45
Jilin Chenming	China	Q2 2007	100	100
Stora Enso	Finland	Q2 2007	65	65
Mercer - Celgar	Canada	Q2 2007	50	50
Munksjo	Sweden	Q2 2007	20	20
Weyerhaeuser	Canada	Q1 2007	30	30
APRIL	China	Q4 2006	40	40
SCA	Sweden	Q4 2006	20	20
Ilim	Russia	Q2 2006	100	100
Stora Enso	Finland	Q1 2006	125	125
Mercer - Stendal	Germany	Q4 2005	50	50
			665	665
Total NBSK Capacity Expansions			***665***	
Total Market Pulp Expansions (approx.)				***665***

Source: NLK Pulp Monitor, company filings

12

BSK Tightening of Supply and Demand Total Bleached Softwood Kraft demand in 2007 was 22.2 million tonnes, up from 21,9 million the year before. NBSK follows the general demand increases for softwood Historic BSK Demand versus Practical Maximum Capacity Capacity (tonnes)Demand (tonnes)Demand Capacity Spread (%) 25,00025% 20,00020% 15,00015% 10,00010%Demand 000’s of tonnes 5,0005%Supply exceed 00% 07 8 92 3 47 9995 996 9 9 9 000 001 0 0 00 0050 191 1 19 19 19 2 2 20 20 2 22006 20 Year13 Source: Pulp & Paper Products Council

NBSK Tightening of Supply and Demand The gap between supply and demand widened slightly in 2007 We had expected in 2007 the supply / demand spread to narrow to zero with the 1.2 million tonnes in capacity closures, but swing capacity and debottlenecking offset the closures. Based upon species mix in forests we believe capacity that has swung to NBSK can’t be sustained over the long term. Limitations to fiber switching coupled with continued NBSK demand growth and further capacity closures will continue to tighten fundamentals, leading to higher prices over the long term Historic NBSK Demand versus Practical Maximum Capacity Capacity (tonnes)Demand (tonnes)Demand Capacity Spread (%) 16,00035% 14,00030% 12,00025% 10,00020% 8,00015% 6,00010%Demand 000’s of tonnes 4,0005%Supply exceed 2,0000% 0-5% 04 5 6 7 999 00 01 02 03 0 0 0 0 90 0 0 0 20 20 20 20 191995199619971998 1 2 2 2 2 14 Source: Pulp & Paper Products CouncilYear

NBSK Substitution – SBSK / Radiata Is substitution to Southern softwood or Radiata a threat? There are quality and production issues associated with using greater volumes of southern softwood The coarseness of these fibers is such that it is difficult to increase the volume used without having sufficient installed refining capacity for conversion. Even still, converted Southern fiber only provides the base, not the necessary tensile strength There will be less and less Radiata production as competition for land use will favour eucalyptus instead of pine as pine takes too long to grow for its delivered yield In Europe, Mercer’s ability to provide very favourable shipping times relative to Southern producers provides a consistent and flexible supply solution for customers, ensuring strong relationships going forward

Short Term SBSK Swing Demand and Capacity Impacts SBSK Capacity is being sold at distressed prices Arauco’s Valdivia mill has been allowed to increase to full production Lee & Man’s 210,000 tonne Samoa mill has swung its unbleached capacity to bleached and is selling its lower quality fiber with significant discounts IP’s Southern Softwood Bastrop mill converted 450,000 tonnes of integrated capacity to market pulp (selling pulp in roll form) These new supplies of SBSK have been creating pricing competition in the lower quality softwood pulp segments. It is especially prevalent with the heavily discounted pulp being sold in rolls rather than sheets which is th e accepted format for all modern paper pulp machines Softwood swing demand utilizing SBSK capacity The Chinese market as a whole is less quality conscious. Some paper makers in China with less exacting standards have been able to substitute NBSK with SBSK/Radiata producing products for niches that require less quality. Net Impact: There has been a distortion in softwood fiber pricing in China and will only last until these supplies are absorbed into the ever increasing Chinese fiber demand

NBSK Swing Capacity is Causing Disruptions Low fiber availability is forcing swing Russian export duties and two warm winters in a row have significantly impacted Scandinavian hardwood log supplies Finnish pulp producers have swung significant hardwood capacity to softwood and as spot market sellers had been selling NBSK at discounts to move volume Finnish swing production is not sustainable over the long term Recent curtailment announcements by Botnia and Stora Enso indicate practical limits have been reached Stora Enso announced that, as a result of wood shortages, it is taking NBSK cur tailments at Sunila and Norrsundet this summer and that Norrsundet will only run at half capacity until its permanent closure at the end of the year Stora’s Enocell mill is switching its large line back to birch as long as supplies last The Swedish pulp sector had swung heavily to softwood after major storms created blow down a few years ago. These surplus volumes of softwood should now have been used up Net Effect: Scandinavian mills have been producing more softwood than traditionally, distorting softwood fundamentals; Increase in low priced NBSK swing capacity sales in regions like China had been negatively impacting NBSK producers

NBSK Substitution — Hardwood How much substitution from hardwood to softwood can be expected? Substitution between BEK and NBSK, which is mainly in the uncoated printing and writing segment, is a function of the pricing differential between the two — the more expensive one fiber becomes relative to the other, the more of the other fiber will be used, within the operational limits of the paper machine When the price differential exists for a prolonged period of time, we start seeing the practical substitution limits – producers trying to use more hardwood in their furnish fail to get reliab ility out of their machines Unless paper producers willingly slow down their machines significantly, very little change in the level of substitution is expected In North America, 90% of BEK is used in tissue, so the forecasted expansion in tissue of 3% will consume both BEK and NBSK Typical modern tissue requires a minimum of 30% NBSK in the furnish Northern and Southern mixed hardwoods are falling under increasing pressure due to high fiber, production and transportation costs to Europe and Asia

MERCER

Softwood Substitution in Western Europe

European price differential v softwood consumption growth



BSKP at a premium
BSKP / BHKP price differential (US$/t)
BHKP at a premium
120
60
0
-60
-120
BSKP / BHKP price differential
BSKP consumption growth*
Right scale
8%
4%
0%
-4%
-8%
Softwood pulp consumption growth (YoY %chg)
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08

* Consumption data based upon 6-month moving average

Source: Hawkins Wright Research/Utipulp

- **Softwood has been selling at a premium for 24 months and there is no sign of this differential decreasing.**
- **Evidence suggests over the ST, ability for easy substitution has been nearly exhausted as further reductions would impede the reliability of paper machines**
- **A rapid build up in consumption growth in the last half of 2007 has resulted in a consumption decline in the first half of 2008. This reflects the sector's year over year average growth**

NBSK Fundamentals How will the slow down of global growth affect NBSK demand? A general slow down of the global economy, coupled with changes in paper utilization due to e-commerce and the internet, will certainly translate into less production/consumption of certain paper segments – notably the coated and uncoated wood free sectors In order to mitigate the effects of these declining sectors, Mercer is focusing on the growing tissue segment and other higher end producers who value our quality and premium reinforcement characteristics What effect will the restructuring of the paper industry have on NBSK demand? The closure of 3-6 million tons of Chinese pulp and paper capacity — derived from highly polluting straw mills – will be beneficial for hardwood, recycle and NBSK demand As further restrictions are imposed, older smaller paper machines will be tightly squeezed, leaving the new high-speed machines that use NBSK running A weak USD, falling North American demand and poor economic performance is forcing the closure of non-competitive paper capacity, especially in Europe This is not expected to si gnificantly reduce demand for NBSK because some of these closures rely on integrated, rather than market, pulp and because a similar volume of paper will be produced, just by a smaller number of producers Tissue will continue to be an important growth segment for NBSK 20

MERCER

BC Mountain Pine Beetle


Canfor Pulp
Cariboo Pulp
Kamloops Pulp
Tembec
Celgar
SMITHERS
WILLIAMS LAKE
KELOWNA
VANCOUVER
CRANBROOK
LEGEND
SEVERITY OF ATTACK
High
Severe
Very Severe
Over run
Pulp Mill Location

The situation is still evolving

- Modelling predicts 50% of the BC Lodgepole pine inventory will be dead by 2008 with 77% dead by 2014
- Pine is approximately 20-30% of BC timber base and up to 50% of the Central Interior timber base is Lodgepole pine
- Over Run regions in general are regions that have extensive volumes of pine
- Dead trees are beginning to have an impact on lumber processing efficiency. Debate is underway on how long sawmill's will be able to process the dead pine. It is estimated there will be a rapid drop beginning 2016

- Situation is proving to be a ST opportunity – harvesting the dead/dying trees in Central BC is allowing stands close to Celgar to grow
- Proximity to higher growth Southern BC stands will be a competitive advantage in the medium term

21

Transition to Bio-energy Economics Pulp in a Carbon World Unless there is a change in how customers value forest or wood based products, the industry will not continue in its current state, creating capacity decline which will continue to affect supply and demand fundamentals until prices rise high enough to reflect the energy value of wood Over time, a levelling of the playing field on wood cost will occur between Northern and Southern mills as the cost of land for plantations is driven up by higher value products competing On a global basis, wood will reflect and possibly exceed its fossil fuel energy value, reflecting the carbon neutrality of wood Mercer’s position as a large net exporter of bio-energy puts it in a unique position to benefit from this opportunity

Mercer’s impressive financial performance Quarterly Revenue Growth 200 175 Revenue Growth200520062007150 125 Revenues (EUR)531,908623,977704,391100 75 50 Revenues (USD) 1 662,013783,715965,72025 Revenue (Millions of EUR) 0 41’07’08 Q1’04 Q3’0 Q1’05 Q3’05 Q1’06 Q3’06 Q Q3’07 Q1 Mercer has experienced exceptional growth, with a 46% increase in revenue and a 100% increase in EBITDA from 2005’s performance in USD In 2007, Mercer’s revenues have grown to approximately $1 billion USD Rolling LTM EBITDA 160 140 120 EBITDA Growth200520062007100 80 EBITDA (EUR)69,810148,338126,74460 40 EBITDA (USD) 186,886186,313173,76620 EBITDA (Millions of EUR 0 44 5 5 6 6 7 7 8 Q1’0 Q3’0 1’0 3’03’0’0 Q QQ1’0 QQ1’0 Q3’0 Q1 1Indicative results using EUR/USD FX rate of 1.2446, 1.256, 1.371 in 2005, 2006 and 2007, respectively.

Advantageous financial structure Mercer’s levered capital structure is highly beneficial German Government provided Mercer € 375 million in grants for the construction of the Rosenthal and Stendal mills. This amount is credited against fixed assets and translates into € 375 million in equity or debt that the company did not have to raise Mercer’s € 565 million Stendal debt is 80% guaranteed by the German Governme nt, is fixed at an interest rate of approximately 5.3% plus margins and costs, and is secured by the mill’s own assets The debt has provisions for cross-currency swaps with no required margins It is an amortizing debt with no immediate balloon payments Our principal payments are effectively made in pre-tax dollars due to Mercer’s tax shields Unsecured convertible debt of USD $67.5 million at 8.5% with a conversion factor of 7.75; redeemable by the company starting Oct. 15th, 2008, maturing Oc t. 15th, 2010 Unsecured senior notes of USD $310 million at 9.25%, maturing Feb. 15th, 2013

Mercer average daily pulp production Average Daily Production by Mill Rosenthal Celgar Stendal 2,000 1,800 1,6001,734 1,4001,5341,644 1,2001,349 1,0001,2471,254 800918901929 600 Average Daily Production (ADMT)400 200 - 2005 2006 2007 Mercer has steadily increased the productivity at all of its mills

World class assets — Celgar Modern and efficient mill Capacity of 480,000 ADMT per year 16.6% reduction in non-fiber conversion costs from 2006 Mercer’s Blue Goose capital project has exceeded expectations, delivering greater savings per tonne of production In 2007, became a net exporter of electricity Recently announced the approval of the Celgar Green Energy Project, which will double the mill’s generating capacity Celgar’s energy opportunities fit well with the BC Government’s focus on securing large amounts of green renewable electricity Excellent location with proximity to fiber basket and ability to service growing Asian and North American Markets

World class assets — Rosenthal Converted to kraft pulp production in 1999 Capacity has increased from 160,000 to 325,000 ADMTs Sets new standards for world class mill availability at 98.8% Efficient mill with strong cost position One of the lowest delivered costs to Europe Achieved a 10.1% reduction in non-fiber conversion costs from previous year Continued its drive for excellence with another year of record production volume Location has strong lumber supply and is near a central transportation hub, positioning the mill to service important European markets

World class assets — Stendal One of the newest and largest NBSK mills in the world 71% Mercer owned Capacity of 620,000 ADMTs per year Achieved world class mill availability of 94.0% in 2007 Economies of scale have allowed for lower conversion costs than Rosenthal Achieved a 26.4% reduction in non-fiber conversion costs in 2007 Non-fiber conversion costs were €96 (USD$132) per ADMT 667,000 MWh of electricity generated in 2007 273,000 MWh of green renewable energy was exported, generating revenues of €13.8 million (USD$18.9 million) in 2007 Location has strong forest base and is well positioned to service European and off-shore markets

Mercer’s key investment highlights Future supply/demand outlook for NBSK has never looked better World class mills that have low delivered costs and are located in excellent fiber baskets Insulated from risk of rising energy prices due to excess electricity generating capacity Incremental production capacity available at low capital cost Unique financial structure offering shareholders very high leverage to the pulp cycle Strong shareholder focused management team and board